SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2014
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References in this Report to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN North America Corp., a Delaware corporation ("GFNNA"); GFN Manufacturing Corporation, a Delaware corporation ("GFNMC"), and its subsidiary Southern Frac, LLC, a Texas limited liability company; Royal Wolf Holdings Limited (formerly GFN Australasia Holdings Pty Limited), an Australian corporation publicly traded on the Australian Securities Exchange ("RWH"); and its Australian and New Zealand subsidiaries (collectively, "Royal Wolf"); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as "Container King" (collectively, "Pac-Van").

TABLE OF CONTENTS
		Page

Item 1.01	Entry into a Definitive Material Agreement	1

Item 9.01	Financial Statements and Exhibits	1

Exhibit 10.1	Facility Agreement dated March 31, 2014 among General Finance Corporation, GFN U.S. Australasia Holdings, Inc. and Credit Suisse AG, Singapore Branch

i

Item 1.01   Entry into a Definitive Material Agreement

GFN entered into a $25 million Facility Agreement (the “Facility Agreement”) dated March 31, 2014 with Credit Suisse AG, Singapore Branch (“Credit Suisse”).  The Facility Agreement provides that amounts borrowed will bear interest at LIBOR plus 7.50% per year, and all principal and interest must be repaid two years from the April 3, 2014 date that GFN borrowed the $25 million, or April 3, 2016.  Accrued interest is payable quarterly on amounts borrowed under the Facility Agreement.  In addition to legal and other financing costs, an arrangement fee of $500,000 was payable to Credit Suisse upon funding of the loan.

The Facility Agreement requires, among other things, that an amount equal to six months’ of interest be deposited by GFN in an interest reserve account pledged by GFN to secure repayment of all amounts borrowed under the Facility Agreement.  Repayment of all amounts borrowed under the Facility Agreement is also secured by a first ranking pledge over all 50,198,526 shares of Royal Wolf Holdings Limited owned by GFN.  The Facility Agreement provides that GFN will use all amounts borrowed under the Facility Agreement to complete its acquisition of substantially all the assets of  KHM Rentals, LLC (“KHM Rentals”) and Lone Star Tank Rental, L.P. (“Lone Star LP”) pursuant to that certain Asset Purchase Agreement (the “Asset Purchase Agreement”) dated February 27, 2014 among KHM Rentals, Lone Star LP, the members of KHM Rentals and the partners of Lone Star LP and Lone Star Tank Rental Inc., a subsidiary of GFN.

 The foregoing description of the Facility Agreement is a summary and is qualified in its entirety by reference to the Facility Agreement, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

Exhibit	Exhibit Description

10.1	Facility Agreement dated March 31, 2014 among General Finance Corporation, GFN U.S. Australasia Holdings, Inc. and Credit Suisse AG, Singapore Branch

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: April 4, 2014	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	Facility Agreement dated March 31, 2014 among General Finance Corporation, GFN U.S. Australasia Holdings, Inc. and Credit Suisse AG, Singapore Branch

3